Dreyfus
New York Insured
Tax Exempt
Bond Fund
Annual Report


December 31, 1997

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus New York Insured Tax Exempt Bond Fund for its 12-month reporting period ended December 31, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 7.41%.* The Fund's tax-free distribution rate per share was 4.34%.**

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. As of November 30, 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   An ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet, the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds target rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint has centered on the low unemployment rate of just 4.6%, a 24-year low. In particular, there have been fears that wages would rise at a rate that could rekindle inflation.

   Not surprisingly, an almost ideal economic climate-- plentiful jobs, low interest rates and dwindling inflation-- put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are generally considered important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, it is unlikely that the Fed would raise interest rates in the near term and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   The past year provided positive results for the municipal bond market. After a rather rocky first quarter, the market enjoyed a fairly smooth ride to lower yields, and in the process, the value of municipal bonds rose considerably. For the one-year period, the average yield on long-term municipal bonds fell by over 50 basis points. Spurred by this dramatic drop in rates, the issuance of new municipal securities surged by nearly 20% over the previous year, marking 1997 as one of the most prolific years of issuance in history. As rates continue to move lower, the large volume of new supply has proven to be no obstacle to the market. On an historical basis, the yields available today from municipal bonds are attractive versus those of U.S. Treasuries. This favorable relationship relative to the taxable Treasury bonds should continue to underpin the tax-exempt market. A further argument in support of bonds is the uncertainty stemming from the Asian financial crisis and its indeterminable impact on the U.S. stock market and economy.

   Until a clearer picture emerges from Asia, we believe that investors will continue to find fixed income investments attractive. The still strong and expanding U.S. economy would normally be a cause for concern for inflation watchers. However, as previously stated,we believe that in the near term the Fed will refrain from taking any interest rate actions that could exacerbate the Asian problem. There is already evidence of some domestic economic slowing from the developments in Asia. If it continues, the slowdown could work to the benefit of the bond markets by mitigating the perceived inherent inflation threat present in a late-cycle continuation of robust economic growth.

PORTFOLIO OVERVIEW

   As discussed in previous communications to Shareholders, in addition to striving to maximize insured, tax-exempt income for New York residents (consistent with the Fund's other objectives), the Fund is also now being managed with the objective of owning more securities that bear the best characteristics and potential for performance maximization in both up and down markets. For example, earlier last year, we elected to sell a number of securities that were nearing their optional call dates. The potential for price appreciation of these types of bonds tends to be less than that of bonds with a longer time before they can be called away by their issuer. Initially, performance was adversely impacted as this strategy was being implemented; however, the decline in rates since mid-year has yielded improved results to the Fund when measured against other funds with similar investment characteristics and objectives. This fact leaves us confident that the moves were warranted, and should continue to benefit the Fund going forward.

   Because the underlying characteristics of municipal bonds are static (coupon, maturity, time until optional call, and quality rating), the portfolio manager needs to make adjustments in response to a number of dynamic factors that can affect performance, such as anticipated interest rate moves. Looking forward, our focus will continue to be on owning the optimal securities meeting our investment criteria. We trust that this approach is in concert with your investment objectives.

                                   Very truly yours,

                                   /S/ Richard J. Moynihan
                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation
January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New York residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax
   (AMT)  for  certain shareholders.

Dreyfus New York Insured Tax Exempt Bond Fund                 December 31, 1997
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK INSURED
       TAX EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$22,787
Lehman Brothers
Municipal Bond Index*

$20,657
Dreyfus New York
Insured Tax Exempt
Bond Fund

*Source: Lehman Brothers
Average Annual Total Returns
-------------------------------------------------------------------------------

     One Year Ended               Five Years Ended              Ten Years Ended
   December 31, 1997             December 31, 1997            December 31, 1997
   -----------------             -----------------            -----------------
          7.41%                        5.59%                        7.52%

----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Insured Tax Exempt Bond Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund.
Further   information   relating   to  Fund   performance,   including   expense
reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Investments                                                                            December 31, 1997
                                                                                           Principal
Long-Term Municipal Investments--96.7%                                                       Amount           Value
--------------------------------------------------------------------------------          -----------     ------------
New York--87.5%
Development Authority of the North Country,
   Solid Waste Management System Revenue, Refunding 6%, 5/15/2015 (Insured; FSA)          $ 2,260,000     $ 2,538,748
Islip Resource Recovery Agency, RRR 6.125%, 7/1/2013 (Insured; AMBAC)..........             1,425,000       1,549,474
Metropolitan Transportation Authority
   Transit Facilities Revenue:
      5%, 7/1/2017 (Insured; AMBAC)............................................             3,000,000       2,977,860
      6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002) (a)...............             4,000,000       4,447,880
      5%, 7/1/2020 (Insured; MBIA).............................................             2,500,000       2,456,925
Nassau County:
   General Improvement 5.10%, 11/1/2014 (Insured; AMBAC).......................             3,955,000       3,987,985
   Refunding 5.50%, 7/1/2006 (Insured; FGIC)...................................             2,500,000       2,698,775
New York City:
   6%, 8/1/2007 (Insured; FGIC)................................................             2,000,000       2,230,380
   5.375%, 6/1/2013 (Insured; AMBAC)...........................................             3,825,000       3,963,962
   7.25%, 3/15/2018 (Insured; FSA).............................................             1,000,000       1,063,930
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
   6.20%, 6/15/2021 (Insured; AMBAC) (Prerefunded 6/15/2002) (a)...............             2,000,000       2,190,340
New York State Dormitory Authority, Revenue:
   (City University):
      5.35%, 7/1/2009 (Insured; FGIC)..........................................             5,000,000       5,328,800
      6.30%, 7/1/2024 (Insured; AMBAC).........................................             2,800,000       3,118,220
   (Mental Health Services Facilities Improvement)
      5.125%, 8/15/2021 (Insured; MBIA)........................................             8,000,000       7,897,040
   (Mount Sinai School of Medicine):
      5.15%, 7/1/2024 (Insured; MBIA)..........................................             5,765,000       5,938,527
      Refunding 6.75%, 7/1/2009 (Insured; MBIA)................................             3,000,000       3,297,450
   (Refunding - Ithaca College) 6.25%, 7/1/2021 (Insured; MBIA)................             2,000,000       2,159,260
   (Vassar Brothers Hospital) 5.25%, 7/1/2017 (Insured; FSA)...................             3,000,000       3,013,260
New York State Energy Research and Development Authority, Revenue:
   Facilities (Con Edison Co. of New York Inc. Project)
      6.375%, 12/1/2027 (Insured; MBIA)........................................             5,000,000       5,380,600
   Pollution Control, Refunding (Niagara Mohawk Power Corp.)
      6.625%, 10/1/2013 (Insured; FGIC)........................................             4,500,000       4,917,060
New York State Local Government Assistance Corp., Refunding
   4.875% 4/1/2020 (Insured; MBIA) (b).........................................             5,000,000       4,838,050
New York State Medical Care Facilities Finance Agency, Revenue:
   (Aurelia Osborn Fox Memorial Hospital) 6.50%, 11/1/2019 (Insured; FSA)......             3,000,000       3,263,880
   (Hospital and Nursing Home) 6.125%, 2/15/2015 (Insured; MBIA) (c)...........             4,000,000       4,355,360

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------

Statement of Investments (continued)                                                                   December 31, 1997

                                                                                            Principal
Long-Term Municipal Investments (continued)                                                   Amount          Value
-------------------------------------------------------------------------------           ------------   ---------------
New York (continued)
New York State Medical Care Facilities Finance Agency, Revenue (continued):
   (Mental Health Service Facilities Improvement):
      6.25%, 8/15/2018 (Insured; AMBAC)........................................           $  4,685,000    $    5,066,219
      7.375%, 8/15/2019 (Insured; MBIA) (Prerefunded 8/15/1999) (a)............              1,100,000         1,180,124
   (Sisters of Charity Hospital) 6.625%, 11/1/2018 (Insured; AMBAC)............              2,000,000         2,184,640
New York State Mortgage Agency, Revenue (Homeownership Mortgage)
   6.45%, 10/1/2017 (Insured; MBIA) (c)........................................              1,000,000         1,089,700
New York State Urban Development Corp., Revenue, Refunding
   (Correctional Facilities)
   5.50%, 1/1/2014 (Insured; FSA)..............................................              3,000,000         3,222,240
Port Authority of New York and New Jersey:
   5.80%, 11/1/2010 (Insured; FGIC)............................................              7,160,000         7,717,334
   6.25%, 1/15/2027 (Insured; AMBAC)...........................................              2,000,000         2,139,260
   Special Obligation Revenue (JFK International Air Terminal Project)
      6.25%, 12/1/2013 (Insured; MBIA).........................................              5,000,000         5,763,850
Triborough Bridge and Tunnel Authority, Special Obligation Refunding
   6%, 1/1/2015 (Insured; AMBAC)...............................................              4,000,000         4,219,440
Yonkers 5.125%, 8/1/2009 (Insured; AMBAC)......................................              3,125,000         3,233,031

U.S. Related--9.2%
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
   5%, 7/1/2028 (Insured; AMBAC)...............................................              5,000,000         4,907,900
Guam, Government Limited Obligation Revenue, Refunding
   (Infrastructure Improvement) 5%, 11/1/2017 (Insured; AMBAC).................              3,725,000         3,716,395
Puerto Rico Electic Power Authority, Power Revenue
   5.40%, 7/1/2013 (Insured; MBIA).............................................              3,700,000         3,878,118
                                                                                                           -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $124,590,858).........................................................                             $131,932,017
                                                                                                           =============


Short-Term Municipal Investments--3.3%
--------------------------------------------------------------------------------
New York City Municipal Water Finance Authority, Water and Sewer System Revenue, VRDN
   5.10% (Insured; FGIC) (d) (cost $4,500,000).................................           $  4,500,000    $    4,500,000
                                                                                                           =============
TOTAL INVESTMENTS--100.0%
   (cost $129,090,858).........................................................                             $136,432,017
                                                                                                           =============


Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------

Statement of Investments (continued)                                                                  December 31, 1997


Summary of Abbreviations
-------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FSA        Financial Security Assurance                     RRR        Resources Recovery Revenue
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------

Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                               96.7%
F1                             MIG1/P1                        SP1/A1                             3.3
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
---------------------------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in  escrow  and are used to pay  principal  and  interest  on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Purchased on a delayed-delivery basis.
(c) Wholly held by custodian as collateral for delayed-delivery security.
(d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest  rates.
(e) Fitch currently  provides  creditworthiness   information  for  a  limited  number  of
    investments.
(f) At  December  31,  1997,  31.9% of the  Fund's  net assets are insured by AMBAC and 35.5% are insured by MBIA.





                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                                    December 31, 1997

                                                                                              Cost            Value
                                                                                          ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments     $129,090,858       $136,432,017
                              Cash.............................................                                 2,160,438
                              Interest receivable..............................                                 2,201,798
                              Prepaid expenses.................................                                     2,477
                                                                                                            -------------
                                                                                                              140,796,730
                                                                                                            -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    99,274
                              Due to Distributor...............................                                     2,586
                              Payable for investment securities purchased......                                 4,820,896
                              Accrued expenses.................................                                    51,687
                                                                                                            -------------
                                                                                                                4,974,443
                                                                                                            -------------

NET ASSETS.....................................................................                              $135,822,287
                                                                                                            =============

REPRESENTED BY:               Paid-in capital..................................                              $127,940,383

                              Accumulated net realized gain (loss) on investments                                 540,745

                              Accumulated gross unrealized appreciation on investments                          7,341,159
                                                                                                            -------------
NET ASSETS.....................................................................                              $135,822,287
                                                                                                            =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                11,946,812

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                  $11.37
                                                                                                                 =======





                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------

Statement of Operations                           Year Ended December 31, 1997


INCOME                        Interest Income............................                                     $7,496,288


EXPENSES:                     Management fee--Note 3(a)..................                  $   823,270
                              Shareholder servicing costs--Note 3(b).....                      412,687
                              Professional fees..........................                       51,891
                              Trustees' fees and expenses--Note 3(c).....                       39,358
                              Custodian fees.............................                       15,468
                              Registration fees..........................                       10,877
                              Prospectus, shareholders' reports and miscellaneous                5,976
                              Loan commitment fees--Note 2...............                        1,419
                                                                                           -----------
                                Total Expenses...........................                    1,360,946

                              Less--reimbursement of prospectus costs--Note 3(b)                (1,800)
                                                                                           -----------
                                Net Expenses.............................                                      1,359,146
                                                                                                              ----------


INVESTMENT INCOME--NET...................................................                                      6,137,142
                                                                                                              ----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $2,032,000
                              Net realized gain (loss) on financial futures                  (293,625)
                                                                                           -----------
                                Net Realized Gain (Loss).................                                      1,738,375

                              Net unrealized appreciation (depreciation)
                                on investments...........................                                      1,772,442
                                                                                                              ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      3,510,817
                                                                                                              ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $9,647,959
                                                                                                              ==========




                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                        Year Ended        Year Ended
                                                                                    December 31, 1997  December 31, 1996
                                                                                    -----------------  -----------------
OPERATIONS:
   Investment income--net..................................................           $   6,137,142       $   7,072,916
   Net realized gain (loss) on investments.................................               1,738,375           2,411,129
   Net unrealized appreciation (depreciation) on investments...............               1,772,442          (6,635,014)
                                                                                      -------------       -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations......               9,647,959           2,849,031
                                                                                      -------------       -------------


DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................              (6,137,142)         (7,116,252)
   Net realized gain on investments........................................              (1,483,996)         (2,263,119)
                                                                                      -------------       -------------

      Total Dividends......................................................              (7,621,138)         (9,379,371)
                                                                                      -------------       -------------


BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................              11,403,371          48,175,210
   Dividends reinvested....................................................               5,088,496           6,350,869
   Cost of shares redeemed.................................................             (25,533,191)        (62,476,356)
                                                                                      -------------       -------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (9,041,324)         (7,950,277)
                                                                                      -------------       -------------

         Total Increase (Decrease) in Net Assets...........................              (7,014,503)        (14,480,617)

NET ASSETS:
   Beginning of Period.....................................................              142,836,790        157,317,407
                                                                                       -------------      -------------
   End of Period...........................................................             $135,822,287       $142,836,790
                                                                                       =============      =============


                                                                                            Shares            Shares
                                                                                        -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                1,022,421          4,290,801
   Shares issued for dividends reinvested..................................                  454,542            564,570
   Shares redeemed.........................................................               (2,293,385)        (5,561,459)
                                                                                       -------------      -------------

      Net Increase (Decrease) in Shares Outstanding........................                 (816,422)         (706,088)
                                                                                       =============     =============





                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Year Ended December 31,
                                                             ------------------------------------------------------
PER SHARE DATA:                                                1997       1996        1995        1994        1993
                                                             -------    -------     -------     -------     -------
   Net asset value, beginning of period..............         $11.19     $11.68      $10.66      $12.04      $11.60
                                                             -------    -------     -------     -------     -------

   Investment Operations:
   Investment income--net.............................           .50        .54         .59         .60         .60
   Net realized and unrealized gain (loss) on investments        .30       (.31)       1.02       (1.39)        .66
                                                             -------    -------     -------     -------     -------
   Total from Investment Operations..................            .80        .23        1.61        (.79)       1.26
                                                             -------    -------     -------     -------     -------

   Distributions:
   Dividends from investment income--net..............          (.50)      (.54)       (.59)       (.59)       (.60)
   Dividends from net realized gain on investments...           (.12)      (.18)        --          --         (.22)
                                                              ------    -------     -------     -------     -------
   Total Distributions...............................           (.62)      (.72)       (.59)       (.59)       (.82)
                                                             -------    -------     -------     -------     -------
   Net asset value, end of period....................         $11.37     $11.19      $11.68      $10.66      $12.04
                                                             =======    =======     =======     =======     =======

TOTAL INVESTMENT RETURN..............................           7.41%      2.12%      15.38%      (6.62%)     11.08%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........            .99%      1.02%        .99%        .98%        .96%
   Ratio of net investment income to average net assets         4.47%      4.78%       5.20%       5.31%       5.01%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............             --         --          --         .01%        .02%
   Portfolio Turnover Rate...........................         116.40%     84.24%      31.13%      12.79%      19.89%
   Net Assets, end of period (000's Omitted).........        $135,822   $142,837    $157,317    $151,696    $198,257










                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) PORFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

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Dreyfus New York Insured Tax Exempt Bond Fund
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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 1997, there was no expense reimbursement pursuant to the Agreement.

   (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a) securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended December 31, 1997, $344,829 was charged to the Fund pursuant to the Plan, of which $1,800 was reimbursed by the Manager.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $48,873 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.


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Dreyfus New York Insured Tax Exempt Bond Fund
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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--SECURITIES TRANSACTIONS:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997 amounted to $146,525,645 and $163,313,187, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1997, there were no financial futures contracts outstanding.

   (b) At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



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Dreyfus New York Insured Tax Exempt Bond Fund
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Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus New York Insured Tax Exempt Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus New York Insured Tax Exempt Bond Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Insured Tax Exempt Bond Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                           /S/ Ernst & Young LLP

New York, New York
February 2, 1998




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Dreyfus New York Insured Tax Exempt Bond Fund
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Important Tax Information (Unaudited)

       In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1997:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for residents of New York, New York State and New York City personal income taxes), and

   --the Fund hereby designates $.0968 per share as a long-term capital gain distribution (of which 30.37% is subject to the 20% maximum Federal tax rate) of the $.1002 per share paid on December 4, 1997. The Fund also designates $.0238 per share as a long-term capital gain distribution paid on August 6, 1997.

       As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

Dreyfus New York Insured
Tax Exempt Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940














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